Important Notice Regarding

RiverNorth Patriot ETF (“FLDZ”)

A series of Elevation Series Trust

Supplement dated May 26, 2026, to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) dated April 30, 2026.

Joseph Bailey no longer serves as a portfolio manager to FLDZ and all references to Mr. Bailey in the Summary Prospectus, Prospectus and SAI should be disregarded.

Effective on or shortly after July 7, 2026, the Fund will be renamed the TrueShares Patriot Defense Innovation ETF and its investment strategy will be revised to provide exposure to a wider range of defense companies. The Fund will also adopt an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in defense companies, which the Fund defines as companies included in the Global Industry Classification Standard aerospace & defense industry.

Effective on or shortly after July 7, 2026, the Fund will adopt a fundamental policy to concentrate (i.e., invest more than 25% of its total assets) its investments in the aerospace and defense industries. An Information Statement will be sent to shareholders with additional information about these changes.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (877) 774-TRUE (8783).

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This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated April 30, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (877) 774-TRUE (8783).